Exhibit 32.1 - Chief Executive Officer Certification (Section 906)

                        CERTIFICATION PURSUANT TO
                         18 U.S.C. SECTION 1350,
                         AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the amended Quarterly Report of Neighborhood Connections, Inc. (the "Company") on Form 10-QSB/A for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"). I, Ruth Selmon, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

               (1)   The Report fully complies with the requirements of
                     section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

               (2)   The information contained in the Report fairly presents,

                     in all material respects, the financial condition and result of operations of the Company.


/s/ Ruth Selmon
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    Ruth Selmon
    Chief Executive Officer
    Chief Financial Officer

Date  August 17, 2005
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